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                                                                  EXHIBIT 23.8

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated September 3, 1998, relating to the financial statements of Hammond & Stephens Company, as of October 31, 1997 and for the fiscal year then ended which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota

March 15, 1999